UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 29, 2013

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company conducted its annual stockholders’ meeting on January 29, 2013.

At the annual meeting, 238,004,390 shares were represented (90.3 percent of the 263,612,318 shares outstanding and entitled to vote).  Four items were considered at the meeting and the results of the voting were as follows:

1.  Election of Directors:  The nominees in the proxy statement were: Terrell K. Crews, Jeffrey M. Ettinger, Jody H. Feragen, Glenn S. Forbes, M.D., Stephen M. Lacy, Susan I. Marvin, John L. Morrison, Elsa A. Murano, Ph.D., Robert C. Nakasone, Susan K. Nestegard, Dakota A. Pippins, and Christopher J. Policinski.  The results were as follows:

DIRECTOR:	FOR	WITHHELD	BROKER NON- VOTE (BNV)
Terrell K. Crews	209,773,574	6,738,516	21,492,300
Jeffrey M. Ettinger	205,950,143	10,561,947	21,492,300
Jody H. Feragen	206,025,292	10,486,798	21,492,300
Glenn S. Forbes, M.D.	209,801,137	6,710,953	21,492,300
Stephen M. Lacy	209,494,899	7,017,191	21,492,300
Susan I. Marvin	209,446,447	7,065,643	21,492,300
John L. Morrison	209,762,122	6,749,968	21,492,300
Elsa A. Murano, Ph.D.	178,991,377	37,520,713	21,492,300
Robert C. Nakasone	209,505,938	7,006,152	21,492,300
Susan K. Nestegard	209,866,059	6,646,031	21,492,300
Dakota A. Pippins	208,980,641	7,531,449	21,492,300
Christopher J. Policinski	209,555,682	6,956,408	21,492,300

2.  Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending October 27, 2013:

For:	229,554,686
Against:	1,819,884
Abstain:	6,629,820

3.  Approval of the Hormel Foods Corporation Operators’ Share Incentive Compensation Plan:

For:	207,775,683
Against:	1,998,642
Abstain:	6,737,765
Broker Non-Vote:	21,492,300

4.  Adoption of the resolution to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Company’s 2013 annual meeting proxy statement:

For:	205,307,993
Against:	4,299,917
Abstain:	6,904,180
Broker Non-Vote:	21,492,300

Section 8 – OTHER EVENTS

Item 8.01 Other Events

On January 31, 2013, the Company announced that its Board of Directors has authorized the repurchase of up to 10 million shares of its common stock.  The repurchase program was authorized at a meeting of the Company’s Board of Directors on January 29, 2013.  The repurchase of Hormel Foods Corporation common stock will be accomplished through periodic purchases made in any manner deemed appropriate by the Company, with the times, prices, and amounts of such purchases to be approved by the Chief Executive Officer or Chief Financial Officer.  The repurchased shares may be retained as treasury stock for use for corporate purposes, or may be retired.  The Company intends to use surplus cash to fund the repurchase program.  This repurchase program is in addition to the Company’s prior five million (10 million post February 1, 2011 stock split) share repurchase program authorized in 2010, which will be fully utilized prior to commencing purchases under the new authorization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: January 31, 2013	By	/s/J. H. FERAGEN
J. H. FERAGEN
Executive Vice President
and Chief Financial Officer

Dated: January 31, 2013	By	/s/J. N. SHEEHAN
J. N. SHEEHAN
Vice President and Controller